                SETTLEMENT, RELEASE AND STOCK PURCHASE AGREEMENT


         This Settlement, Release and Stock Purchase Agreement ('Agreement') is entered into as of the 20th day of July, 1995, by and among (i) VENTURA ENTERTAINMENT GROUP LTD., a Delaware corporation ('VEG'), (ii) SOUNDVIEW MEDIA INVESTMENTS, INC., a Florida corporation ('Soundview'), (iii) Richard S. Incandela and Sharon Sue Incandela, Co-Trustees of the RICHARD S. INCANDELA TRUST, dated September 15, 1991 (the 'Trust'), (iv) BENNETT S. SMITH ('Smith'),
(v) BRIAN W. BRADY ('Brady'), (vi) LANCE JUDD ('Judd') (Trust, Smith, Brady and Judd are sometimes hereinafter collectively referred to as the 'Founders'), and
(vii) RICHARD S. INCANDELA ('Incandela').

         RECITALS:

         A. Pursuant to that certain Stock Exchange Agreement dated November 9, 1994, as amended and restated effective as of the closing date of the Stock Exchange Agreement (the 'Stock Exchange Agreement'), between Soundview, VEG, and the Founders, VEG exchanged 1,000,000 shares of the common capital stock of VEG, representing 13% of the issued and outstanding shares of common capital stock of VEG, for 800,000 shares of the issued and outstanding shares of common capital stock of Soundview, and 800,000 shares of the issued and outstanding shares of preferred capital stock of Soundview, all of which was owned by the Founders. As a result of such Stock Exchange, the Founders have among themselves retained 20% ownership of the issued and outstanding common stock of Soundview, 19% ownership of the issued and outstanding preferred stock of Soundview, and 13% of the issued and outstanding common stock of VEG.

         B. VEG now desires to acquire from the Founders, and the Founders desire to sell to VEG, the 1,000,000 shares of common capital stock of VEG owned or held by the Founders on the date hereof, and all of the issued and outstanding shares of capital stock, common and preferred, of Soundview owned or held by the Founders on the date hereof, upon the terms and conditions set forth in this Agreement.

         C. In connection with the redemption of the preferred stock of Soundview and the sale of the common stock of VEG and Soundview, the parties hereto have each agreed to settle any and all claims that they have against the other parties to this Agreement and any and all disputes, known or unknown, that might otherwise exist or might be claimed to exist between the parties hereto as of the date of this Agreement, including, but not limited to, any and all claims arising out of the Stock Exchange Agreement, the terms and conditions of a Founder's employment by Soundview or a Founder's resignation and termination of such employment, or arising out of any other agreements or arrangements between the parties hereto in connection with the foregoing, upon the terms and conditions of this Agreement.

         AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

         1. Purchase and Sale of Capital Stock of VEG and Soundview. All purchases and sales of capital stock of VEG and Soundview set forth in this
Section 1 and the payments set forth in Section 5.1 shall occur and take effect simultaneously on the 'Closing Date,' as hereinafter defined. It is a condition to the obligations of the parties hereunder, including, but not limited to, the obligation of VEG to pay the respective purchase prices to the Founders and to release the Founders as provided in this Agreement, that each of the Founders and VEG shall have duly executed and delivered this Agreement and that the Founders shall have delivered to VEG on the Closing Date, subject to the provisions of Section 5.5, the certificates evidencing the capital stock in VEG and Soundview to be sold to VEG hereunder, together with stock powers duly endorsed by the Founders for transfer to VEG. The Closing Date shall take place five business days following the execution of this Agreement by all parties hereto (the 'Closing Date'). The failure of any party to satisfy all of its obligations hereunder on the Closing Date shall terminate this Agreement and each of the parties hereto shall be released from their respective obligations under this Agreement. This Agreement must be executed by all parties hereto on or prior to July 20,

1995,  or this  Agreement  shall  terminate  and  each of the  parties  shall be released from their respective obligations and commitments, including termination of the Employment Agreements under Section 5.1 hereof and the resignations under Section 2 hereof.

                  1.1.     Purchase and Sale of Trust Shares.

                           a.       VEG hereby  purchases  and acquires from the
Trust on the Closing Date, and the Trust hereby sells and conveys to VEG, all of the shares of common capital stock of VEG, and all the shares of capital stock, common and preferred, of Soundview, owned or held by the Trust on the date hereof, for an aggregate purchase price of $500,000 and upon the other terms and conditions of this Agreement.

                           b.       On the  Closing  Date,  VEG  shall  pay  and
deliver immediately available funds in an amount equal to $500,000 to an account designated by the Trust for receipt thereof.

                  1.2.     Purchase and Sale of Smith Shares.

                           a.       VEG hereby purchases and acquires from Smith
on the Closing Date, and Smith hereby sells and conveys to VEG, all of the shares of common capital stock of VEG, and all of the shares of capital stock, common and preferred, of Soundview, owned or held by Smith on the date hereof, for an aggregate purchase price of $600,000 and the satisfaction and cancellation of a $50,000 promissory note in favor of Soundview and upon the other terms and conditions of this Agreement.

                           b.       On the  Closing  Date,  VEG  shall  pay  and
deliver in immediately available funds and in an amount equal to $600,000 to an account designated by Smith.

                  1.3.     Purchase and Sale of Brady Shares.

                           a.       VEG hereby purchases and acquires from Brady
on the Closing Date, and Brady hereby sells and conveys to VEG, all of the shares of common capital stock of VEG, and all of the shares of capital stock, common and preferred, of Soundview, owned or held by Brady on the date hereof, for an aggregate purchase price of $330,000 (the 'Brady Purchase Price') and upon the other terms and conditions of this Agreement.

                           b.       On the  Closing  Date,  VEG  shall  pay  and
deliver the Brady Purchase Price to Brady as follows: (i) by delivery of a 17-month, non-interest bearing promissory note in the form of Exhibit A attached hereto, with an original principal balance of $264,445; (ii) immediately available funds in the amount of $15,555 to an account designated by Brady for receipt thereof; and (iii) the satisfaction and discharge of the $50,000 promissory note made by Brady to Soundview and unpaid as of the date hereof. The VEG promissory note delivered to Brady shall be secured by VEG's pledge to Brady of the common capital stock of VEG acquired from Brady, pursuant to the terms of a Stock Pledge Agreement, in the form of Exhibit B attached hereto, to be executed and delivered by VEG and Brady concurrently herewith.

                  1.4.     Purchase and Sale of Judd's Shares.

                           a.       VEG hereby  purchases and acquires from Judd
on the Closing Date, and Judd hereby sells and conveys to VEG, all of the shares of capital stock, common and preferred, of Soundview and VEG owned or held by Judd on the date hereof, for a purchase price equal to the sum of $12,000, representing an accrued payable due Judd by Soundview, and assumption by VEG of all debts, notes and other sums that Soundview owes Judd on the date hereof (the 'Judd Note'), which aggregates the sum of $24,000.00.

                           b.       On the  Closing  Date,  VEG  shall  pay  and
deliver the Judd Purchase Price to Judd as follows: (i) VEG shall deliver immediately available funds in the amount of $12,000 to an account designated by Judd for receipt thereof; and (ii) VEG shall execute and deliver an Assumption Agreement to Judd, pursuant to which VEG shall assume the Judd Note. As security for the Judd Note assumed by VEG, VEG shall pledge all shares of common capital stock of VEG that VEG acquired from Judd on the date hereof, upon the terms and conditions of a Stock Pledge Agreement in the form of Exhibit C attached hereto, to be executed and delivered by VEG and Judd concurrently herewith.

         2. Confirmation of Effectiveness of Resignations. Smith, Brady and Incandela each hereby confirms that, effective as of Friday, June 16, 1995, he resigned from all positions held with Ventura, Soundview and their subsidiaries and affiliates as an employee, officer and/or director.

         3. Mutual General Release of Claims. It is the intention of the parties hereto to terminate all business relationships between and among them and, to that end, the releases hereinafter set forth shall be interpreted in the broadest possible sense.

                  3.1. Release of VEG and Soundview. Incandela, individually and as a Co-Trustee of the Trust, the Trust, Smith, Brady and Judd, each for himself or itself and his or its heirs and personal representatives or successors and assigns, in consideration of the purchase by VEG of the common and preferred capital stock of VEG and Soundview owned or held by him or it, the mutual releases set forth in this Section 3, and the mutual covenants and the transactions contemplated by this Agreement, the sufficiency and adequacy of which is hereby acknowledged by him or it, do each hereby fully and forever remise, release and discharge VEG and Soundview, and the shareholders, officers, directors, employees, agents, attorneys, representatives, subsidiaries, affiliates, successors and assigns of VEG and Soundview (collectively, the 'VEG Released Parties'), and each of them, of and from any and all claims, demands, accounts, proceedings, liabilities, suits, actions, causes of action, debts, rights, agreements, promises, losses, damages, costs, expenses, sums of money and controversies of every kind and description, or of any nature, whether in law or in equity and whether known or unknown, accrued or unaccrued, matured or unmatured, liquidated or unliquidated, contingent or otherwise (hereinafter collectively referred to as

'Claims'), which he or it now has, may now have, has had, or may acquire in the future, against the VEG Released Parties, or any of them, that arises out of his or its affiliation with VEG or Soundview on or prior to the date hereof. The Claims released hereby shall include, but not be limited to, claims connected with or arising out of, directly or indirectly, (i) any alleged breach, non-fulfillment or non-performance by any of the VEG Released Parties of any representations, warranties, covenants or conditions set forth in the Stock
Exchange Agreement or any agreement, instrument or document executed in connection with such transaction; (ii) any alleged violation of the Securities Act of 1933, as amended ('Securities Act') or applicable state securities laws in connection with the sale or exchange of VEG Capital Stock pursuant to the Stock Exchange Agreement; (iii) any alleged breach or violation of the Securities Exchange Act of 1934, as amended ('Exchange Act'); (iv) any statements or representations made by VEG, Soundview, or any of the other VEG Released Parties in connection with the sale of his or its capital stock, common or preferred, of VEG or Soundview as provided in this Agreement; (v) any alleged breach of fiduciary duty owed to him or it, whether as an officer, director, majority shareholder, or otherwise by any of the VEG Released Parties; (vi) as it relates specifically to Smith and Brady, any Claims arising from his employment by Soundview or any of the other VEG Released Parties, the terms and conditions of such employment, or the termination of his employment by virtue of his resignation, including, without limitation, the release of any and all charges or claims of discrimination, and any and all claims of employment discrimination, retaliation, infliction of emotional distress, defamation, outrage, interference with contractual or prospective business relations, invasion of privacy, wrongful termination, promissory estoppel, claims or demands arising under either express or implied contract, breach of contract, tort, public policy, the common law, or any federal, state or local statute, ordinance, regulation or constitutional provision, or other liabilities, suits, debts, claims for back pay, front pay, compensatory or punitive damages, costs, reinstatement, attorneys' fees, commissions, bonuses, vacation pay, payment or reimbursement under any health insurance, or insurance premiums; or (vii) any other claim, demand, action or right of action, of whatever kind or nature, which in any way pertains to his or its affiliation with VEG or Soundview on or prior to the date hereof. Notwithstanding the foregoing, nothing herein shall be construed to release any claim any of the Founders may have against the law firm of Clark, Partington,

Hart, Larry, Bond, Stackhouse & Stone, Pensacola, Florida. Further, nothing herein shall be construed to release any of the VEG Released Parties from any obligations such party may have under this Agreement or any of the agreements, instruments or other documents entered into pursuant to this Agreement, nor shall the foregoing apply to the rights of any of the Founders under this Agreement.

                  3.2. Release of Founders by VEG and Soundview. VEG and Soundview, each for itself and for its shareholders, officers, directors, employees, agents, attorneys, representatives, subsidiaries, affiliates, successors and assigns, and in consideration of the sale of the capital stock, common and preferred, of VEG or Soundview owned or held by the Founders, the mutual releases set forth in this Section 3, and in consideration of the other covenants and transactions contemplated hereby, the sufficiency and adequacy of which is hereby acknowledged by VEG and Soundview, do each hereby fully and forever remise, release and discharge the Founders, and each of their respective heirs and personal representatives, successors, assigns, agents and attorneys (the 'Released Founders'), and each of them, of and from any and all Claims which it now has, may now have, has had, or may acquire in the future, against the Released Founders, or any of them, that arises out of the affiliation of the Founders with Soundview or VEG on or prior to the date hereof. The Claims released hereby shall include, but not be limited to, claims connected with or arising out of, directly or indirectly, (i) any alleged breach, non-fulfillment or non-performance by the Founders, or any of them, of any representations, warranties, covenants or conditions set forth in the Stock Exchange Agreement or any agreement, instrument or document executed in connection therewith, except for the representations and warranties of the Founders set forth in Section 7.2 of the Stock Exchange Agreement (Stock of Soundview) and the rights VEG has pursuant to Sections 7.8 and 11.1 of the Stock Exchange Agreement for the sole purpose of pursuing any claim VEG may have by virtue of Section 7.2 of the Stock Exchange Agreement; (ii) any alleged violation of the Securities Act, applicable state securities laws in connection with the sale of exchange of VEG capital stock pursuant to the Stock Exchange Agreement, or the Securities Exchange Act by the Founder, or any of them; (iii) actions taken by the Founders, or any of them, while an officer, director or employee of VEG or Soundview; (iv) any alleged breach of fiduciary duty by a Founder that was owed to VEG or Soundview whether as an officer, director, majority shareholder or otherwise; (v) any statements or representations made by the Founders, or any of them, in connection with the sale of his or its capital stock, common or preferred, of VEG or Soundview as provided in this Agreement;
(vi) as it relates specifically to Smith and Brady, any Claims arising from the employment of Smith and Brady by VEG or Soundview, the terms and conditions of such employment, including the terms and conditions contained in their respective Employment Agreements, or the termination of his employment by virtue of his resignation, including, without limitation, the release of any and all charges or claims or demands arising under either express or implied contract, breach of contract, tort, public policy, the common law, or any federal, state or local statute, ordinance, regulation or constitutional provision, or other liabilities, suits, debts, claims for reimbursement, compensatory or punitive damages, costs or attorneys' fees; or (vii) any other claim, demand, action or right of action of whatever kind or nature, which in any way pertains to the affiliation of the Founder with VEG or Soundview on or prior to the date hereof. Notwithstanding the foregoing, nothing herein shall be construed to release any of the Founders from any obligations such party may have under this Agreement or any of the agreements, instruments or other documents entered into pursuant to this Agreement, nor shall the foregoing apply to the rights of VEG or Soundview under this Agreement.

                  3.3. Release Among Founders. Each of the Founders, for himself or itself and for his or its heirs and personal representatives or successors and assigns, in consideration of the mutual releases set forth in this Section 3 and the mutual covenants and transactions contemplated by this Agreement, the sufficiency and adequacy of which is hereby acknowledged by him or it, does hereby fully and forever remise, release and discharge each of the other Founders, their agents and attorneys, and the heirs, personal representatives, successors and assigns of the other Founders, and each of them, of and from any and all Claims which he or it now has, may now have, has had, or may acquire in the future, against the other Founders, their agents and attorneys, and their respective heirs and personal representatives, successors and assigns, or any of them, that arises out of any affiliation he or it has with the other Founder prior to the date hereof. The Claims released hereby shall include, but not be limited to, (i) any alleged breach of a fiduciary duty owed to him or it by any of the other Founders, whether as an officer, director or shareholder of VEG or Soundview, or otherwise, or (ii) any other claim, demand, action or right of action, of whatever kind or nature, which in any way pertains to any affiliation he or it has with any other Founder prior to the date hereof. Notwithstanding the foregoing, nothing herein shall be construed to release any claim any of the Founders may have against the law firm of Clark, Partington, Hart, Larry, Bond, Stackhouse & Stone, Pensacola, Florida.

         4. Several Representations and Warranties of Founders. Each Founder hereby severally represents and warrants to VEG and Soundview as follows:

                  4.1.  Title  to  Shares;  Authority.  Except  as set  forth in
Section 4.3 below, Founder is the record, lawful and beneficial owner of the shares of common capital stock of VEG and capital stock, common and preferred, of Soundview set forth opposite his or its name on Exhibit D hereto, all of which is transferred and sold by Founder to VEG pursuant to this Agreement. Except as set forth in Section 4.3 below, Founder has transferred to VEG good and marketable title to the shares of capital stock of VEG and Soundview set forth opposite his or its name on Exhibit D, free and clear of all liens, pledges, encumbrances, equities, calls, assessments, proxies and charges of any nature whatsoever. Except as set forth in Section 4.3 below, Founder has the sole right to transfer all of his or its shares of capital stock in VEG and Soundview and to receive the consideration paid by VEG to Founder therefor. The capital stock of VEG set forth opposite his or its name on Exhibit D constitutes all of the capital stock of VEG received by Founder pursuant to the Stock Exchange Agreement and the capital stock of Soundview set forth opposite his or its name on Exhibit D constitutes all of the capital stock of Soundview owned by Founder as of the consummation of the transactions described in the Stock Exchange Agreement.

                  4.2. Stock Restrictions. None of the shares of capital stock of VEG or Soundview owned or held by Founder and sold or transferred to VEG pursuant to this Agreement is subject to any proxy, voting trust, stock restriction, stock purchase, stock redemption agreement or the like, except for those restrictions set forth in the Stock

Exchange Agreement, the Shareholders' Voting Agreement, dated November 4, 1994, between Smith and Brady, the Shareholders' Voting Agreement, dated November 4, 1994, by and among the Founders and Floyd W. Kephart, the Right of First Refusal Agreement, dated November 4, 1994, between Smith and Brady, and the Stock Purchase Agreements entered into by each of the Founders for the purchase of their Soundview capital stock, which restrictions are cancelled and declared null and void as of the date hereof.

                  4.3. Stock Pledges. VEG and Soundview hereby acknowledge that the shares of common capital stock of Soundview owned by Smith and Brady are subject to stock pledges, each dated January 1, 1994 (the 'Soundview Stock Pledges') in favor of Soundview, which holds each such pledge to secure the obligations of Smith and Brady under the terms of a $50,000 promissory note, given by each of them, in payment for such shares. Further, VEG and Soundview hereby acknowledge that the shares of capital stock of VEG owned by Smith and Brady are subject to a stock pledge in favor of Thomas M. Duddy, Receiver, who holds such pledge to secure the obligations of Soundview pursuant to an Asset Purchase Agreement dated July 29, 1994 (the 'Duddy Stock Pledges').

                  4.4. Authorization. Except as disclosed in Sections 4.2 and 4.3, Founder has full right, power, authority and capacity to execute, deliver and perform this Agreement in accordance with its terms. This Agreement and all other documents executed by the Founder, either individually or collectively with the Founders, in connection herewith have been duly executed and delivered by the Founder, and constitutes the legal, valid and binding obligation of the Founder enforceable against the Founder in accordance with their respective terms. Except as set forth in Section 5.5, all consents, approvals, authorizations, actions or orders, including, without limitation, those which must be obtained from governmental agencies or authorities, required of the Founder for the authorization, execution and delivery of, and for the consummation of the sale of Founder's capital stock in VEG and Soundview and the other transactions contemplated by this Agreement, have been obtained prior to the date hereof. Except as set forth in Section 5.5, no authorization or approval of, or exemption of or filing or registration with, any court, governmental agency, private regulatory body, or any party to any contract, agreement, lease, or other agreement or instrument to which Founder or VEG or Soundview is bound or effected is necessary to authorize the execution or consummation of this Agreement by Founder.

                  4.5. Survival. Each representation and warranty of the Founder set forth in this Agreement shall survive this Agreement and any audit or investigation by VEG or Soundview, and shall not expire.

         B. Representations and Warranties of VEG and Soundview. VEG and Soundview each represent and warrant to each of the Founders as follows:

                  4.6. Authorization. Upon execution, this Agreement shall constitute a legal and valid obligation of Soundview and VEG, respectively, enforceable against Soundview and VEG in accordance with its terms except insofar as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally. All corporate or other acts and proceedings required for the authorization, execution and delivery of this Agreement by VEG and Soundview, respectively, have been lawfully and validly taken or will have been so taken prior to the Closing Date.

                  4.7. Survival. Each representation and warranty of VEG and Soundview set forth in this Agreement shall survive this Agreement and shall not expire.

         5.       Additional Covenants of the Parties.

                  5.1. Termination of Employment Agreements. Effective as of the respective resignations of Smith and Brady, Smith and Brady's respective
Employment Agreements with Soundview, each dated November 4, 1994, terminated and were of no further force or effect. Smith and Brady each hereby acknowledge that Soundview paid all wages, bonuses and accrued vacation pay through the date of their respective resignations, and that Soundview does not owe either Smith or Brady any wages, bonuses, vacation pay, employee benefits, severance pay or other compensation or payments of any kind or nature, other than as provided in this Agreement; provided, however, that VEG hereby agrees to pay to Brady and Smith on the Closing Date, and in immediately available funds to an account designated by Smith or Brady, as the case may be, all documented and unpaid, outstanding business expenses incurred by Brady or Smith on behalf of Soundview through the date of their respective resignations, which, in the case of Smith, total (i) $3,079.67 as documented and unpaid, outstanding business expenses and
(ii) $2,679.00 as earned insurance premiums for the period November, 1994 through March, 1995. Soundview acknowledges that it has reinstated insurance coverage for Smith and Smith's family for the period March, 1995 through the Closing Date, which will allow Smith to file insurance claims under such coverage. Smith will also be entitled to insurance coverage under COBRA, at his sole expense and effective immediately, so as to avoid any lapse in coverage.

                  5.2. Termination of Shareholders Voting Agreement. The parties hereby acknowledge that, effective as of the respective resignations of Smith and Brady, both the Shareholders' Voting Agreement dated November 9, 1994, among Floyd W. Kephart and each of the Founders, and the Shareholders' Voting Agreement dated November 4, 1994, between Smith and Brady, terminated and shall be of no further force or effect. In addition, the Founders further agree to forever relinquish and waive any and all other agreements or rights any of them may have to cause any person to be nominated to the Board of Directors of VEG or Soundview, or any of their respective subsidiaries.

                  5.3. Filing of Schedule 13-D. The Trust, Smith and Brady shall file a Schedule 13-D with the Securities and Exchange Commission as soon as possible after the date hereof, but in no event beyond the date required by Rule 13-D of the Exchange Act, reflecting that such individuals no longer own more than 5% of the outstanding securities of VEG and no longer are pursing a plan to effect a change of control of VEG.

                  5.4. Delivery of Stock Certificates. Upon execution and delivery of this Agreement, but subject to the provisions of Section 5.5, each of the Founders shall deliver to VEG the certificates representing the shares of capital stock of VEG and Soundview sold to VEG pursuant to this Agreement, together with stock powers, duly executed in blank, for transfer on the books and records of VEG and Soundview.

                  5.5. Pledged Shares. As stated in Section 4.3 above, Smith and Brady have pledged their shares of Soundview and VEG common stock pursuant to the Soundview Stock Pledges and the Duddy Stock Pledges. VEG hereby agrees and covenants with Smith and Brady that it will (a) use its best efforts to obtain the consent of the Receiver under the Duddy Stock Pledges to transfer such shares of common stock to VEG on or prior to the Closing Date; (b) accept a stock transfer power from Smith and Brady transferring their shares of VEG common stock even if the consent referenced in subparagraph (a) has not been obtained; (c) remit the purchase price for such shares of common stock pursuant to Sections 1.2 and 1.3 hereof, even if the consent referenced in subparagraph
(a) has not been obtained; and (d) indemnify Smith and Brady from any and all Claims, as such term is defined in Section 3.1, arising or resulting from the transfer of such VEG shares. Soundview hereby agrees and covenants with Smith and Brady that it will release the shares of Soundview capital stock subject to the Soundview Stock Pledges on or before the Closing Date and will remit on the Closing Date, as Agent for Smith and Brady, all of such shares to VEG.

         6.       Indemnities.

                  6.1. Founders' Indemnity. The Founders each hereby agree to severally indemnify, hold harmless, reimburse and defend VEG and Soundview, and their respective officers, directors and shareholders, at all times against any and all claims, expenses, liabilities, losses or damages (including reasonable attorney's fees) of any nature, incurred by or imposed upon VEG or Soundview which results, arises out of or is based upon (A) any misrepresentation or breach of any warranty by the Founder in this Agreement or in any Exhibit attached hereto; or (B) any breach or default in the performance by the Founder of any covenant to be performed by him or it hereunder.

                  6.2. VEG's Indemnity. VEG hereby agrees to indemnify, hold harmless, reimburse and defend each of the Founders at all times against any and all claims, expenses, liabilities, losses or damages (including reasonable attorney's fees) of any nature, incurred by or imposed upon the Founders which results from, arises out of or is based upon (A) any misrepresentation or breach of any warranty by VEG in this Agreement or in any Exhibit attached hereto; or (B) any breach or default in performance by VEG of any covenant to be performed by VEG pursuant to this Agreement.


                  6.3. Soundview's Indemnity. Soundview hereby agrees to indemnify, hold harmless, reimburse and defend each of the Founders at all times against any and all claims, expenses, liabilities, losses or damages (including reasonable attorneys' fees) of any nature, incurred by or imposed upon the Founders which results from, arises out of or is based upon any misrepresentation by Soundview or breach of any warranty by Soundview in this Agreement.

         7.       Miscellaneous.

                  7.1. Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if given by personal delivery, messenger, overnight courier (such as Federal Express) telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication be given by personal delivery, messenger, overnight courier, telex, facsimile, telegram, service shall be conclusively deemed made at the time of receipt. If such notice, demand or other communication be given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:
         If to:

         Trust or Incandela:               Richard S. Incandela
                                           President
                                           Tenexco Incorporated
                                           414 Clinton Avenue
                                           Suite 106
                                           River Forest, Illinois  60305

                                      -14-

         Smith:                            Bennett S. Smith
                                           208 Pine Tree Drive
                                           Gulf Breeze, Florida  32561

         With a copy to:                   Herbert J. Short, Jr.
                                           Sutherland, Asbill & Brennan
                                           999 Peachtree Street, NE
                                           Atlanta, Georgia  30309-3996

         Brady:                            Brian W. Brady
                                           2161 White Owl Way
                                           Okemos, Michigan  48864

         With a copy to:                   Kenneth T. Brooks
                                           Dickinson, Wright, Moon,
                                           VanDusen & Freeman
                                           215 South Washington Square
                                           Lansing, Michigan  48933

         Judd:                             Lance Judd
                                           Aspen Financial Inc.
                                           7098 Villa Drive
                                           Waterford, Michigan  48327

         If to VEG or Soundview:           Ventura Entertainment Group Ltd.
                                           11466 San Vicente Blvd.
                                           Los Angeles, California  90049
                                           Attn:  Floyd W. Kephart

         With a copy to:                   Mark S. Ament
                                           Greenebaum Doll & McDonald PLLC
                                           3300 National City Tower
                                           Louisville, Kentucky  40202

Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided by a written notice given in the manner aforesaid to the other party or parties hereto.

                  7.2. Modifications or Amendments. No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

                  7.3. Waiver. No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

                  7.4. Successors and Assigns. All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.



                  7.5. Further Assurances. Each of the parties shall execute and deliver such additional instruments and documents, and shall take such additional actions, as may reasonably be required from time to time after the date hereof to effectuate the transactions contemplated by this Agreement, and to effect an orderly transition of management of Soundview from the Founders to VEG, including but not limited to execution of any documents which may be required by any regulatory agencies, lending institutions, or pending agreements.

                  7.6. Separate Counterparts. This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall, together, constitute and shall be one and the same instrument.

                  7.7. Enforceability. It is agreed that the rights granted to the parties hereunder are of a special and unique kind and character and that, if there is a breach by any party of any material provision of this document, the other party or parties would not have any adequate remedy at law. It is expressly agreed, therefore, that the rights of the parties hereunder may be enforced by an action for specific performance and such other equitable relief as is provided under the applicable laws.

                  7.8. Attorneys' Fees and Costs. In the event any action is instituted by a party hereto to enforce any of the terms or provisions hereof, the prevailing party in such action shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the Court.

                  7.9. Other Expenses. The parties hereto shall each bear their own costs and expenses incurred in connection with the transactions described herein. Each of the parties hereto represents and warrants that such party has not engaged any agent or representative or other person or entity so as to entitle such agent, representative or other person or entity to any commission or broker's of finder's fee or similar payment in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

                  7.10. Applicable Law and Severability. This document shall, in all respects, be governed by the laws of the State of New York applicable to agreements executed and to be wholly performed within the State of New York. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail but the provision of this document which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

                  7.11. Entire Agreement. This document, together with any related documents referred to in this Agreement, constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations between any of the parties to this Agreement are hereby terminated and canceled in their entirety.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first written above.


                                       VENTURA ENTERTAINMENT GROUP LTD.


                                       By:        FLOYD W. KEPHART
                                       ---------------------------------------


                                       Title:          CEO
                                       ---------------------------------------


                                                       ('VEG')

                                       SOUNDVIEW MEDIA INVESTMENTS, INC.


                                       By:        FLOYD W. KEPHART
                                       ---------------------------------------


                                       Title:    CHAIRMAN OF THE BOARD
                                       ---------------------------------------

                                                     ('Soundview')

                                       RICHARD S. INCANDELA TRUST


                                       By:
                                       ---------------------------------------

                                          Richard S. Incandela, Co-Trustee


                                       By:
                                       ---------------------------------------

                                          Sharon Sue Incandela, Co-Trustee

                                                    ('Trust')



                                       ---------------------------------------

                                                 Bennett F. Smith

                                                    ('Smith')


                                                  BRIAN W. BRADY
                                       ---------------------------------------

                                                  Brian W. Brady

                                                    ('Brady')


                                       ---------------------------------------

                                                    Lance Judd

                                                     ('Judd')

                                              (collectively 'Founders')



                                       ---------------------------------------

                                                Richard S. Incandela

                                                    ('Incandela')

                                       RICHARD S. INCANDELA TRUST


                                       By:
                                       ---------------------------------------

                                          Richard S. Incandela, Co-Trustee


                                       By:
                                       ---------------------------------------

                                          Sharon Sue Incandela, Co-Trustee

                                                    ('Trust')



                                       ---------------------------------------

                                                 Bennett F. Smith

                                                    ('Smith')



                                       ---------------------------------------

                                                  Brian W. Brady

                                                    ('Brady')

                                                    LANCE JUDD
                                       ---------------------------------------

                                                    Lance Judd

                                                     ('Judd')

                                              (collectively 'Founders')



                                       ---------------------------------------

                                                Richard S. Incandela

                                                    ('Incandela')

                                                 BENNETT F. SMITH

                                       ---------------------------------------

                                                 Bennett F. Smith

                                                    ('Smith')


                                       ---------------------------------------

                                                  Brian W. Brady

                                                    ('Brady')


                                       ---------------------------------------

                                                    Lance Judd

                                                     ('Judd')

                                              (collectively 'Founders')



                                       ---------------------------------------

                                                Richard S. Incandela

                                                    ('Incandela')

                                                 BENNETT F. SMITH

                                       ---------------------------------------

                                                 Bennett F. Smith

                                                    ('Smith')


                                       ---------------------------------------

                                                  Brian W. Brady

                                                    ('Brady')


                                       ---------------------------------------

                                                    Lance Judd

                                                     ('Judd')

                                              (collectively 'Founders')



                                       ---------------------------------------

                                                Richard S. Incandela

                                                    ('Incandela')

                                       RICHARD S. INCANDELA TRUST


                                       By:    RICHARD S. INCANDELA
                                       ---------------------------------------

                                          Richard S. Incandela, Co-Trustee


                                       By:    SHARON SUE INCANDELA
                                       ---------------------------------------

                                          Sharon Sue Incandela, Co-Trustee

                                                    ('Trust')



                                       ---------------------------------------

                                                 Bennett F. Smith

                                                    ('Smith')



                                       ---------------------------------------

                                                  Brian W. Brady

                                                    ('Brady')


                                       ---------------------------------------

                                                    Lance Judd

                                                     ('Judd')

                                              (collectively 'Founders')


                                                RICHARD S. INCANDELA
                                       ---------------------------------------

                                                Richard S. Incandela

                                                    ('Incandela')

                                LIST OF EXHIBITS



         Exhibit A                  Form of Promissory Note

         Exhibit B                  Form of Stock Pledge Agreement -- Brady

         Exhibit C                  Form of Stock Pledge Agreement -- Judd

         Exhibit D                  Stock Ownership

                                   EXHIBIT A

                                PROMISSORY NOTE


$264,445.00                                              Los Angeles, California

                                                            ______________, 1995



      FOR VALUE RECEIVED, the undersigned, VENTURA ENTERTAINMENT GROUP LTD., a Delaware corporation with principal office and place of business at 11466 San Vicente Boulevard, Los Angeles, California 90049 (the 'Maker'), hereby promises and agrees to pay to BRIAN BRADY, an individual with a mailing address at 2178 Commons Parkway, Okemos, Michigan 48864 (the 'Payee'), the principal sum of TWO HUNDRED SIXTY FOUR THOUSAND FOUR HUNDRED FORTY-FIVE DOLLARS ($264,445.00).

      This Note shall be payable, without interest, in seventeen (17) equal, consecutive monthly installments of principal in the amount of Fifteen Thousand Five Hundred Fifty-Five Dollars ($15,555.00) each, which shall be due and payable on the first day of each and every calendar month, commencing August 1, 1995 and continuing through December 1, 1996, which date is the final maturity date of this Note.

      All installments of principal on this Note shall be paid to the escrow account of Dickinson, Wright, Moon, Van Dusen & Freeman, 215 S. Washington Square, Suite 200, Lansing, Michigan 48933-1816 in immediately available funds in legal tender of the United States of America or at such other place as may be designated in writing by the Payee.

      This Note is secured by that certain Stock Pledge Agreement of even date herewith made by Maker in favor of Payee.

      Each of the following shall constitute an 'Event of Default' hereunder:

        (i) If any installment of principal shall not be paid when due or within ten (10) days thereafter; or

        (ii) The Maker shall default in the performance of any of its other obligations under this Note and/or the Stock Pledge Agreement, and such default shall continue uncured for a period of thirty (30) days following written notice thereof given by Payee to Maker.

Upon the occurrence of an 'Event of Default,' the Payee may, at its sole option and without notice to the Maker, declare the entire unpaid principal balance of this Note to be, whereupon the same shall be, immediately due and payable in full to the Payee.

      The failure of the Payee to exercise any of his rights, powers or remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the

Payee upon default hereunder shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in (a) the payments of all installments of principal on this Note in accordance with the terms hereof, and
(b) the performance of the Maker's other obligations hereunder.

      If an Event of Default occurs under this Note, and this Note is placed in the hands of an attorney for collection, or if collected through any court, including any bankruptcy court, the Maker promises and agrees to pay to the Payee his reasonable attorneys' fees, court costs, and other expenses incurred in collecting or attempting to collect or securing or attempting to secure this Note.

      This Note may be prepaid by Maker, in whole or in part, at any time without premium or penalty.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      The Maker hereof hereby waives presentment, demand, notice of dishonor, protest, notice of protest and nonpayment, and further waives all exemptions to which he may now or hereafter be entitled under the laws of this or any other state or of the United States, and further agrees that the holder hereof shall have the right without notice, to deal in any way, at any time, with the Maker hereof.

      WITNESS the signature of the Maker as of the day, month and year first above written.

                                                VENTURA ENTERTAINMENT GROUP LTD.


                                               By:  ___________________________

                                               Title:  ________________________
                                                              ('Maker')

                                  EXHIBIT B

                             STOCK PLEDGE AGREEMENT


      THIS STOCK PLEDGE AGREEMENT ('Stock Pledge Agreement') is made and entered into as of the ____ day of July, 1995, by and among: (i) BRIAN W. BRADY, an individual resident with mailing address at 2178 Commons Parkway, Okemos, Michigan 44864 ('Brady'), (ii) VENTURA ENTERTAINMENT GROUP LTD., a Delaware corporation ('Ventura'), and (iii) DICKINSON, WRIGHT, MOON, VAN DUSEN & FREEMAN, a Michigan partnership ('Escrow Agent').


                                R E C I T A L S:

      A. Ventura is indebted to Brady in the principal sum of Two Hundred Sixty-Four Thousand Four Hundred Forty-Five Dollars ($264,445.00), as evidenced by that certain Promissory Note (the 'Note') of even date herewith, made by Ventura payable to the order of Brady in the face principal amount of Two Hundred Sixty-Four Thousand Four Hundred Forty-Five Dollars ($264,445.00).

      B. Ventura has agreed to pledge certain stock as hereinafter described to Brady, to secure the payment of the Note.

      NOW, THEREFORE, for and in consideration of the Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

      1. Pledge and Deposit of Shares. Ventura hereby pledges and assigns to Brady, and grants to Brady a security interest in, three hundred two thousand two hundred twenty-three (302,223) shares of common stock (collectively, the 'Stock') of Ventura as represented by those certain stock certificates transferred by Brady to Ventura of even date herewith, or such other certificates as may be issued in replacement thereof, and now standing in Ventura's name, all as collateral security for the full and punctual payment and due performance by Ventura of the Note. Brady acknowledges that the Stock is currently pledged to Thomas M. Duddy, Receiver (the 'Receiver') as collateral security for certain obligations of Soundview Media Investments, Inc. to the Receiver. The pledge made herein is junior to and inferior to the pledge of the Stock to the Receiver.


      The certificates or other instruments evidencing all new shares of capital stock and all other securities, rights, warrants, options and the like hereafter created in respect of the Stock, whether by stock split, stock dividend, merger, consolidation or otherwise, shall be delivered by Ventura to, and shall be held by, the Receiver under the terms and conditions of the pledge in favor of the Receiver. The parties hereto shall deliver a letter to the Receiver instructing him to also hold the Stock as agent for Brady hereunder, and upon release of the pledge in favor of the Receiver, the Receiver should deliver the Stock to Dickinson, Wright, Moon, Van Dusen & Freeman, 215 S. Washington Square South, Lansing, Michigan 48933-1816, to hold on behalf of Brady as escrow agent (the 'Escrow Agent'). As used herein, the term 'Stock' shall be deemed to include all such new shares, securities, rights, warrants, options and the like.


      2. Voting Rights; Dividends, Etc. Ventura shall be entitled to exercise all voting rights and privileges whatsoever with respect to the Stock, unless and until an uncured Event of Default occurs and Brady exercises his remedies hereunder pursuant to the Uniform Commercial Code as enacted in the State of New York.

      3. Status of the Stock. Ventura hereby represents and warrants to Brady that (a) the Stock is validly issued and outstanding, fully paid and non-assessable, (b) Ventura is the registered and absolute beneficial owner of the Stock, (c) all of the Stock is free and clear of liens, charges and encumbrances in favor of persons other than the Receiver and Brady, and (d) Ventura has the full power and authority to pledge the Stock to Brady pursuant to this Stock Pledge Agreement. No part of the Stock shall be sold, transferred or assigned by Ventura without the prior written consent of Brady, such consent not to be unreasonably withheld.

      4. Maintenance of Priority of Pledge. Ventura shall be liable for and shall from time to time pay and discharge all taxes, assessments and governmental charges imposed upon the Stock by any federal, state or local authority, the liens of which would or might be held prior to the right of Brady in and to the Stock or which are imposed on the holders and/or registered owners of the Stock. Ventura shall not, at any time while this Stock Pledge Agreement is in effect, do or suffer any act or thing whereby the rights of Brady in the Stock would or might be materially impaired or diminished. Ventura shall execute and deliver such further documents and take such further actions as may be required to confirm the rights of Brady in and to the Stock or otherwise to effectuate the intention of this Stock Pledge Agreement.

      5. Substitution of Collateral. In the event that the Receiver, for any reason, forecloses its lien on the Stock and such Stock no longer stands in the name of Ventura, then, within five (5) days following receipt of actual notice of the foreclosure in any form, written or otherwise, Ventura will deliver to the Escrow Agent and cause to be pledged to Brady, pursuant to the terms of this Stock Pledge Agreement, shares of common stock of Ventura in an amount equal to the Stock which, at the time of such substitution, had not been released pursuant to Section 6 of this Stock Pledge Agreement. Notwithstanding anything to the contrary contained herein or in the Note, the failure of Ventura to deliver such substitute stock to the Escrow Agent within five (5) days of receipt of notice from the Receiver shall constitute an immediate Event of Default hereunder and under the Note, without the necessity of any further notice to Ventura.


      6. Partial  Releases.  The Note provides that Ventura shall make seventeen
(17) monthly installments of principal to Brady in the amount of Fifteen Thousand Five Hundred Fifty-Five Dollars ($15,555.00) each payable on the dates set forth in the Note, which payments shall be made to the Escrow Agent for disbursement to Brady. Brady agrees that upon receipt by the Escrow Agent of each such monthly payment, the Escrow Agent shall release a portion of the Stock to Ventura equal to seventeen thousand seven hundred seventy-seven (17,777) shares. Such release shall be accomplished by delivery to Ventura of certificates evidencing 17,777 shares of the Stock, unless the Receiver is still holding the Stock, in which case such release shall be accomplished by delivery of a letter of instruction to the Receiver releasing the pledge in favor of Brady on such shares of Stock and instructing the Receiver to deliver such shares of Stock to Ventura upon release from the pledge to the Receiver.

      7. Events of Default. Each of the following shall be deemed an 'Event of Default' hereunder:

        i) The occurrence of any default under the Note not cured within the time period stated therein; or

        ii) The occurrence of any default of any kind whatsoever under the terms, covenants and conditions of this Stock Pledge Agreement not cured within thirty days following written notice thereof from Brady.

      8. Remedies Upon Default. Upon the occurrence of any Event of Default referred to in Section 7 above, Brady shall have the right to take possession of such portion of the Stock as has not been released to Ventura pursuant to
Section 6, subject to the rights of the Receiver, and to exercise all rights and remedies available to a secured party pursuant to the Uniform Commercial Code as enacted in the State of New York.

      9. Notices. All notices required or permitted to be given hereunder shall be given in writing and personally delivered or sent by registered or certified
U. S. mail, return receipt requested, postage prepaid, and deemed given when received, addressed as follows (or to such other address as to which any party hereof shall have given the other written notice):

             If to Brady:       Brian W. Brady
                                2178 Commons Parkway
                                Okemos, MI  48864

                      cc:       Kenneth T. Brooks
                                Dickinson, Wright, Moon, Van Dusen &
                                 Freeman
                                215 South Washington Square, Suite 200
                                Lansing, MI  48933

           If to Ventura:       Ventura Entertainment Group Ltd.

                                11466 San Vicente Boulevard
                                Los Angeles, CA 90049

                         cc:    Mark S. Ament, Esq.
                                Greenebaum Doll & McDonald PLLC
                                3300 National City Tower
                                Louisville, KY 40202

      10. Miscellaneous.

          i) Governing Law. The laws of the State of New York shall govern the construction of this Stock Pledge Agreement and the rights, remedies and duties of the parties hereunder.

          ii) Successors and Assigns. This Stock Pledge Agreement shall bind and benefit Ventura and its successors and assigns, and Brady and his heirs, personal representatives, successors and assigns.

          iii) Time of Essence. Time shall be of the essence in the performance of Ventura's obligations hereunder.

          iv) Captions. The several captions, headings, sections and subsections of this Stock Pledge Agreement are inserted for convenience only and shall be ignored in interpreting the provisions of this Stock Pledge Agreement.

          v)   Modifications.   This  Stock Pledge Agreement  may be modified or
amended only by written agreement executed by all of the parties hereto.

      11. Termination.

          This Stock Pledge Agreement shall terminate when the principal balance of the Note has been paid in full, at which time the Escrow Agent shall cause to be reassigned and redelivered to Ventura or to such person or persons as Ventura shall designate, such of the Stock (if any) as shall not have been previously released by the Escrow Agent, together with appropriate instruments of reassignment and release.

      IN TESTIMONY WHEREOF, the parties hereto have executed this Stock Pledge Agreement the day, month and year first above written.

                                                VENTURA ENTERTAINMENT GROUP LTD.

                                                By:____________________________

                                                Title:_________________________

                                                         ('Ventura')




                                                _______________________________
                                                         BRIAN W. BRADY

                                                        ('Brady')


                                             DICKINSON, WRIGHT, MOON, VAN DUSEN
                                                & FREEMAN

                                             By:_______________________________

                                             Title:____________________________

                                                      (the 'Escrow Agent')

                                   EXHIBIT C

                             STOCK PLEDGE AGREEMENT


      THIS STOCK PLEDGE AGREEMENT ('Stock Pledge Agreement') is made and entered into as of the ____ day of July, 1995, by and between: (i) LANCE JUDD, an individual resident with mailing address at 7098 Villa Drive, Waterford, Michigan 48327 ('Judd'), and (ii) VENTURA ENTERTAINMENT GROUP LTD., a Delaware corporation ('Ventura').

                                R E C I T A L S:

      A.  Ventura  is  indebted  to Judd  in the  principal  sum of  Twenty-Four
Thousand Dollars ($24,000.00), pursuant to indebtedness of Soundview Media Investments, Inc. to Judd assumed by Ventura on the date hereof (the 'Indebtedness').

      B. Ventura has agreed to pledge certain stock as hereinafter described to Judd, to secure the payment of the Indebtedness.

      NOW, THEREFORE, for and in consideration of the Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

      1. Pledge and Deposit of Shares. Ventura hereby pledges and assigns to Judd, and grants to Judd a security interest in, all shares of common stock (collectively, the 'Stock') of Ventura as represented by those certain stock certificates transferred by Judd to Ventura of even date herewith, or such other certificates as may be issued in replacement thereof, and now standing in Ventura's name, all as collateral security for the full and punctual payment and due performance by Ventura of the Indebtedness.

      The certificates or other instruments evidencing all new shares of capital stock and all other securities, rights, warrants, options and the like hereafter created in respect of the Stock, whether by stock split, stock dividend, merger, consolidation or otherwise, shall be delivered by Ventura to, and shall be held by, Judd under the terms and conditions of this Stock Pledge Agreement. As used herein, the term 'Stock' shall be deemed to include all such new shares, securities, rights, warrants, options and the like.

      2. Voting Rights; Dividends, Etc. Ventura shall be entitled to exercise all voting rights and privileges whatsoever with respect to the Stock, unless and until an uncured Event of Default occurs and Judd exercises his remedies hereunder pursuant to the Uniform Commercial Code as enacted in the State of New York.

      3. Status of the Stock. Ventura hereby represents and warrants to Judd that (a) the Stock is validly issued and outstanding, fully paid and non-assessable, (b) Ventura is the registered and absolute beneficial owner of the Stock, (c) all of the Stock is free and clear of liens, charges and encumbrances, and (d) Ventura has the full power and authority to pledge the Stock to Judd pursuant to this Stock Pledge Agreement. No part of the Stock shall be sold, transferred or assigned by Ventura without the prior written consent of Judd, such consent not to be unreasonably withheld.

      4. Maintenance of Priority of Pledge. Ventura shall be liable for and shall from time to time pay and discharge all taxes, assessments and governmental charges imposed upon the Stock by any federal, state or local authority, the liens of which would or might be held prior to the right of Judd in and to the Stock or which are imposed on the holders and/or registered owners of the Stock. Ventura shall not, at any time while this Stock Pledge Agreement is in effect, do or suffer any act or thing whereby the rights of Judd in the Stock would or might be materially impaired or diminished. Ventura shall execute and deliver such further documents and take such further actions as may be required to confirm the rights of Judd in and to the Stock or otherwise to effectuate the intention of this Stock Pledge Agreement.

      5. Events of Default. Each of the following shall be deemed an 'Event of Default' hereunder:

          i) The occurrence of any default in payment of the Indebtedness not cured within the time period stated in any document or instrument relating thereto, or, if none is so stated, within ten (10) days following written notice thereof from Judd; or

          ii) The occurrence of any default of any kind whatsoever under the terms, covenants and conditions of this Stock Pledge Agreement not cured within thirty days following written notice thereof from Judd.

      6. Remedies Upon Default. Upon the occurrence of any Event of Default referred to in Section 5 above, Judd shall have the right to exercise all rights and remedies available to a secured party pursuant to the Uniform Commercial Code as enacted in the State of New York.

      7. Notices. All notices required or permitted to be given hereunder shall be given in writing and personally delivered or sent by registered or certified
U. S. mail, return receipt requested, postage prepaid, and deemed given when received, addressed as follows (or to such other address as to which any party hereof shall have given the other written notice):

              If to Judd:       Lance Judd
                                7098 Villa Drive
                                Waterford, Michigan 48327

           If to Ventura:       Ventura Entertainment Group Ltd.
                                11466 San Vicente Boulevard
                                Los Angeles, CA 90049

                    cc:         Mark S. Ament, Esq.
                                Greenebaum Doll & McDonald PLLC
                                3300 National City Tower
                                Louisville, KY 40202



      8. Miscellaneous.

         i) Governing Law. The laws of the State of New York shall govern the construction of this Stock Pledge Agreement and the rights, remedies and duties of the parties hereunder.

         ii) Successors and Assigns. This Stock Pledge Agreement shall bind and benefit Ventura and its successors and assigns, and Judd and his heirs, personal representatives, successors and assigns.

         iii) Time of Essence. Time shall be of the essence in the performance of Ventura's obligations hereunder.

         iv) Captions. The several captions, headings, sections and subsections of this Stock Pledge Agreement are inserted for convenience only and shall be ignored in interpreting the provisions of this Stock Pledge Agreement.

         v) Modifications. This Stock Pledge Agreement may be modified or amended only by written agreement executed by all of the parties hereto.

      9. Termination.

         This Stock Pledge Agreement shall terminate when the principal balance of the Indebtedness has been paid in full, at which time Judd shall cause to be reassigned and redelivered to Ventura or to such person or persons as Ventura shall designate, the Stock, together with appropriate instruments of reassignment and release.

      IN TESTIMONY WHEREOF, the parties hereto have executed this Stock Pledge Agreement the day, month and year first above written.



                                                VENTURA ENTERTAINMENT GROUP LTD.

                                                By:____________________________

                                                Title:_________________________

                                                         ('Ventura')

                                                 ______________________________
                                                         LANCE JUDD


                                                        ('Judd')

                                   EXHIBIT D


Soundview Media Investments, Inc.

Common Stock


     Name                                    Number of Shares
     ----                                    ----------------

     Bennett Smith                                101,000
     Brian Brady                                   64,000
     Richard S. Incandela and Sharon Sue           33,000
          Incandela, Co-Trustees of the
          Richard S. Incandela Trust,
          Dated September 15, 1991 ('Trust')
     Lance Judd                                    2,000

Preferred Stock

     Bennett Smith                                95,000
     Trust                                        95,000





Ventura Entertainment Group Ltd.

Common Stock



     Name                                    Number of Shares
     ----                                    ----------------

     Brian Brady                                 320,000
     Trust                                       165,000
     Lance Judd                                   10,000
     Bennett Smith                               505,000

